Exhibit 99.4
Monthly Operating Report
ACCRUAL BASIS
2007
CASE NAME: Kitty Hawk Aircargo, Inc.
CASE NUMBER: 07-44539
JUDGE: Russell F. Nelms
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DIVISION 6
MONTHLY OPERATING REPORT
MONTH ENDING: NOVEMBER 30, 2007
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.
RESPONSIBLE PARTY:

/s/ James R. Kupferschmid	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	December 31, 2007
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	Chief Accounting Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	December 31, 2007
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1
2007
CASE NAME: Kitty Hawk Aircargo, Inc.
CASE NUMBER: 07-44539
COMPARATIVE BALANCE SHEET

	SCHEDULE	MONTH	MONTH	MONTH
	AMOUNT	October 2007	November 2007

ASSETS
1. UNRESTRICTED CASH	$2,913	$54,334	$37,623
2. RESTRICTED CASH		$0	$0

3. TOTAL CASH	$2,913	$54,334	$37,623	$0

4. ACCOUNTS RECEIVABLE (NET)	$428,572	$563,239	$536,016
5. INVENTORY	$1,807,835	$1,434,407	$1,412,526
6. NOTES RECEIVABLE	$0	$0	$0
7. PREPAID EXPENSES	$538,000	$1,669,075	$1,225,335
8. OTHER (ATTACH LIST)	$2,114,882	$211,081	$203,835

9. TOTAL CURRENT ASSETS	$4,892,202	$3,932,136	$3,415,335	$0

10. PROPERTY, PLANT & EQUIPMENT	$359,058	$2,342,879	$2,342,879
11. LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$1,146,213	$1,171,285

12. NET PROPERTY, PLANT & EQUIPMENT	$359,058	$1,196,666	$1,171,594	$0

13. DUE FROM INSIDERS	$0	$0	$0
14. OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0
15. OTHER (ATTACH LIST)	$0	$7,421,133	$7,562,840

16. TOTAL ASSETS	$5,251,260	$12,549,935	$12,149,769	$0

POSTPETITION LIABILITIES
17. ACCOUNTS PAYABLE		$86,113	$212,527
18. TAXES PAYABLE		$70,240	$68,056
19. NOTES PAYABLE		$0	$0
20. PROFESSIONAL FEES		$0	$0
21. SECURED DEBT		$0	$0
22. OTHER (ATTACH LIST)		$1,582,074	$1,729,985

23. TOTAL POSTPETITION LIABILITIES		$1,738,427	$2,010,568	$0

PREPETITION LIABILITIES
24. SECURED DEBT	$16,684,744	$0	$0
25. PRIORITY DEBT	$810,299	$0	$0
26. UNSECURED DEBT	$4,675,404	$6,974,813	$6,618,679
27. OTHER (ATTACH LIST)		$0	$0

28. TOTAL PREPETITION LIABILITIES	$22,170,447	$6,974,813	$6,618,679	$0

29. TOTAL LIABILITIES	$22,170,447	$8,713,240	$8,629,247	$0

EQUITY
30. PREPETITION OWNERS’ EQUITY		$3,848,021	$3,848,021
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(11,326)	$(327,499)
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0

33. TOTAL EQUITY	$0	$3,836,695	$3,520,522	$0

34. TOTAL LIABILITIES & OWNERS’ EQUITY	$22,170,447	$12,549,935	$12,149,769	$0

Monthly Operating Report
ACCRUAL BASIS-2
2007
CASE NAME: Kitty Hawk Aircargo, Inc.
CASE NUMBER: 07-44539
INCOME STATEMENT

	MONTH	MONTH	MONTH	QUARTER
	October 2007	November 2007		TOTAL

REVENUES
1. GROSS REVENUES	$233,545	$1,141,483		$1,375,028
2. LESS: RETURNS & DISCOUNTS	$0	$0		$0
3. NET REVENUE	$233,545	$1,141,483	$0	$1,375,028
COST OF GOODS SOLD
4. MATERIAL	$0	$0		$0
5. DIRECT LABOR	$0	$0		$0
6. DIRECT OVERHEAD	$0	$0		$0

7. TOTAL COST OF GOODS SOLD	$0	$0	$0	$0

8. GROSS PROFIT	$233,545	$1,141,483	$0	$1,375,028
OPERATING EXPENSES
9. OFFICER / INSIDER COMPENSATION	$16,884	$34,072		$50,956
10. SELLING & MARKETING	$0	$0		$0
11. GENERAL & ADMINISTRATIVE	$62,224	$182,698		$244,922
12. RENT & LEASE	$554,557	$802,250		$1,356,807
13. OTHER (ATTACH LIST)	$(402,542)	$954,103		$551,561

14. TOTAL OPERATING EXPENSES	$231,123	$1,973,123	$0	$2,204,246

15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$2,422	$(831,640)	$0	$(829,218)
OTHER INCOME & EXPENSES
16. NON-OPERATING INCOME (ATT. LIST)	$0	$540,539		$540,539
17. NON-OPERATING EXPENSE (ATT. LIST)	$0	$0		$0
18. INTEREST EXPENSE	$0	$0		$0
19. DEPRECIATION / DEPLETION	$13,749	$25,072		$38,821
20. AMORTIZATION	$0	$0		$0
21. OTHER (ATTACH LIST)	$0	$0		$0
22. NET OTHER INCOME & EXPENSES	$13,749	$(515,467)	$0	$(501,718)
REORGANIZATION EXPENSES				$0
23. PROFESSIONAL FEES	$0	$0		$0
24. U.S. TRUSTEE FEES	$0	$0		$0
25. OTHER (ATTACH LIST)	$0	$0		$0

26. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

27. INCOME TAX	$0	$0		$0

28. NET PROFIT (LOSS)	$(11,327)	$(316,173)	$0	$(327,500)

Monthly Operating Report
ACCRUAL BASIS-3
2007
CASE NAME: Kitty Hawk Aircargo, Inc.
CASE NUMBER: 07-44539

	MONTH	MONTH	MONTH	QUARTER
	October 2007	November 2007		TOTAL

CASH RECEIPTS AND DISBURSEMENTS
1. CASH — BEGINNING OF MONTH	$2,913	$54,334		$2,913
RECEIPTS FROM OPERATIONS
2. CASH SALES	$0	$0		$0
COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION	$209,638	$823,366		$1,033,004
4. POSTPETITION	$0	$0		$0
5. TOTAL OPERATING RECEIPTS	$209,638	$823,366	$0	$1,033,004
NON-OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)	$0	$0		$0
7. SALE OF ASSETS	$0	$0		$0
8. OTHER (ATTACH LIST)	$6,169	$1,309		$7,478

9. TOTAL NON-OPERATING RECEIPTS	$6,169	$1,309	$0	$7,478

10. TOTAL RECEIPTS	$215,807	$824,675	$0	$1,040,482

11. TOTAL CASH AVAILABLE	$218,720	$879,009	$0	$1,043,395
OPERATING DISBURSEMENTS
12. NET PAYROLL	$0	$0		$0
13. PAYROLL TAXES PAID	$0	$0		$0
14. SALES, USE & OTHER TAXES PAID	$0	$0		$0
15. SECURED / RENTAL / LEASES	$158,566	$840,078		$998,644
16. UTILITIES	$0	$0		$0
17. INSURANCE	$0	$0		$0
18. INVENTORY PURCHASES	$0	$0		$0
19. VEHICLE EXPENSES	$0	$0		$0
20. TRAVEL	$0	$0		$0
21. ENTERTAINMENT	$0	$0		$0
22. REPAIRS & MAINTENANCE	$0	$0		$0
23. SUPPLIES	$0	$0		$0
24. ADVERTISING	$0	$0		$0
25. OTHER (ATTACH LIST)	$5,820	$1,308		$7,128
26. TOTAL OPERATING DISBURSEMENTS	$164,386	$841,386	$0	$1,005,772
REORGANIZATION EXPENSES
27. PROFESSIONAL FEES	$0	$0		$0
28. U.S. TRUSTEE FEES	$0	$0		$0
29. OTHER (ATTACH LIST)	$0	$0		$0

30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

31. TOTAL DISBURSEMENTS	$164,386	$841,386	$0	$1,005,772

32. NET CASH FLOW	$51,421	$(16,711)	$0	$34,710

33. CASH — END OF MONTH	$54,334	$37,623	$0	$37,623

Monthly Operating Report
ACCRUAL BASIS-4
2007
CASE NAME: Kitty Hawk Aircargo, Inc.
CASE NUMBER: 07-44539

	SCHEDULE	MONTH	MONTH	MONTH
	AMOUNT	October 2007	November 2007

ACCOUNTS RECEIVABLE AGING
1. 0-30		$132,450	$57,548
2. 31-60		$90,860	$23,746
3. 61-90		$3,486	$70,488

4. 91+		$210,396	$213,881

5. TOTAL ACCOUNTS RECEIVABLE	$428,572	$437,192	$365,663	$0

6. AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$0	$0

7. ACCOUNTS RECEIVABLE (NET)	$428,572	$437,192	$365,663	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: November 2007

	0-30	31-60	61-90	91+
	DAYS	DAYS	DAYS	DAYS	TOTAL

TAXES PAYABLE
1. FEDERAL	$0	$0	$0	$0	$0
2. STATE	$0	$0	$0	$0	$0
3. LOCAL	$0	$0	$0	$0	$0

4. OTHER (ATTACH LIST)		$0	$0	$0	$0

5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6. ACCOUNTS PAYABLE	$157,790	$54,737	$0	$0	$212,527

STATUS OF POSTPETITION TAXES	MONTH: October & November 2007

	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD AND/	AMOUNT	TAX
	LIABILITY*	0R ACCRUED	PAID	LIABILITY

FEDERAL
1. WITHHOLDING**	$0	$193,018	$193,018	$0
2. FICA-EMPLOYEE**	$0	$86,847	$86,847	$0
3. FICA-EMPLOYER**	$0	$86,850	$86,850	$0
4. UNEMPLOYMENT	$0	$69	$69	$0
5. INCOME	$0	$0	$0	$0

6. OTHER (ATTACH LIST)	$0	$7,128	$7,128	$0

7. TOTAL FEDERAL TAXES	$0	$373,912	$373,912	$0

STATE AND LOCAL
8. WITHHOLDING	$0	$17,029	$17,029	$0
9. SALES	$0	$0	$0	$0
10. EXCISE	$0	$0	$0	$0
11. UNEMPLOYMENT	$0	$240	$240	$0
12. REAL PROPERTY	$0	$0	$0	$0
13. PERSONAL PROPERTY	$0	$0	$0	$0

14. OTHER (ATTACH LIST)	$0	$0	$0	$0

15. TOTAL STATE & LOCAL	$0	$17,269	$17,269	$0

16. TOTAL TAXES	$0	$391,181	$391,181	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report
ACCRUAL BASIS-5
2007
CASE NAME: Kitty Hawk Aircargo, Inc.
CASE NUMBER: 07-44539
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
BANK RECONCILIATIONS
MONTH: November 2007

	Account #1	Account #2	Account #3	TOTAL

A. BANK:	Capital One	JP Morgan Chase	N/A
B. ACCOUNT NUMBER:	3620477833	100130152
C. PURPOSE (TYPE):	Depository	Operating

1. BALANCE PER BANK STATEMENT	$37,273	$0		$37,273
2. ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0		$0
3. SUBTRACT: OUTSTANDING CHECKS	$0	$0		$0
4. OTHER RECONCILING ITEMS	$0	$0		$0
5. MONTH END BALANCE PER BOOKS	$37,273	$0	$0	$37,273

6. NUMBER OF LAST CHECK WRITTEN	None	No Checks

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
	PURCHASE	INSTRUMENT	PRICE	VALUE

BANK, ACCOUNT NAME & NUMBER
7. N/A
8.
9.
10.

11. TOTAL INVESTMENTS			$0	$0

CASH

12. CURRENCY ON HAND	$350

13. TOTAL CASH — END OF MONTH	$37,623

Monthly Operating Report
ACCRUAL BASIS-6
2007
CASE NAME: Kitty Hawk Aircargo, Inc.
CASE NUMBER: 07-44539
PAYMENTS TO INSIDERS AND PROFESSIONALS
MONTH: November 2007
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.
INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE

1. Robbie Barron	Salary, Expense Reports	$15,487	$26,998
2. Danny Clifton	Salary, Expense Reports	$10,476	$15,668
3. Mark Luman	Salary, Expense Reports	$8,302	$12,302
4.
5.

6. TOTAL PAYMENTS TO INSIDERS		$34,265	$54,968

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *

1. See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.

6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION

1. GECAS	$738,159	$0	$1,372,597
2. AirLease International	$48,910	$0	$48,910
3.
4.
5.

6. TOTAL	$787,069	$0	$1,421,507

Monthly Operating Report
ACCRUAL BASIS-7
2007
CASE NAME: Kitty Hawk Aircargo, Inc.
CASE NUMBER: 07-44539
MONTH: November 2007
QUESTIONNAIRE

	YES	NO

1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
1 — Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court
10 — DIP order in place with Laurus does not allow post-petition payments after 10/29 until Laurus is paid in full.
INSURANCE

	YES	NO

1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY

See Case #07-44536, Kitty Hawk, Inc.

Footnotes Supplement
ACCRUAL BASIS-7
2007
CASE NAME: Kitty Hawk Aircargo, Inc.
CASE NUMBER: 07-44539
MONTH: November 2007

Accrual Basis	Line
Form Number	Number	Footnote/Explanation

3	8	All available cash received into each subsidiary cash account was transferred to paydown the Laurus Master Fund Secured Debt at Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. ( Case #07-44536)

6	Post Pet Leases	GECAS and AirLease are aircraft and engine leases which are protected under Section 1110; Debtor may delay lease payment 60 days from petition date

7		All insurance policies for Kitty Hawk Aircargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case #07-44536)

1	4	Accounts Receivable (Net) includes accrued AR at the end of the reporting period

Case Name: Kitty Hawk Aircargo, Inc.
Case Number: 07-44539
Details of Other Items

	October 2007	November 2007

ACCRUAL BASIS — 1

8. OTHER (ATTACH LIST)	211,081	203,835	Reported

AR 401(k)	(834)	(834)
AR Employees	(1,604)	(1,604)
Fuel intoplane suspense	(30,458)	(37,704)
Deposits	243,977	243,977

	211,081	203,835	Detail

	0	0	Difference

15. OTHER (ATTACH LIST)	7,421,133	7,562,840	Reported

Intercompany receivable	7,421,133	7,562,840

	7,421,133	7,562,840	Detail

	0	0	Difference

22. OTHER (ATTACH LIST)	1,582,074	1,729,985	Reported

Deferred gain	575,831	22,673
Payroll clearing	(3,394)	(3,394)
General Accrued AP	326,652	1,147,089
Accrued Union Dues	(13,480)	(1,118)
Accrued wages	696,537	117,932
Accrued 401(k)	(72)	(72)
Deferred revenue	0	446,875

	1,582,074	1,729,985	Detail

	0	0	Difference

ACCRUAL BASIS — 2

13. OTHER OPERATING EXPENSE	(402,542)	954,103	Reported

Crewmember wages	501,892	254,041
Crewmember travel	163,607	94,256
Training	16,696	14,100
Flight Operations Admin wages & travel	42,799	36,994
Flight Planning Expense	14,313	6,508
Aircraft Insurance	51,561	83,336
Ground Operating Expense	5,825	1,537
Fuel	23,736	70,517
Maintenance wages & travel	140,652	201,189
Support costs	6,172	5,104
Contract labor	35,350	4,005
Parts Related Expense	16,627	(2,085)
Contractual Maintenance agreements	291,708	261,145
Allocation to Cargo	(1,711,813)	(80,740)
On demand charter expense	(1,667)	(1,829)
Non-reorganization Professional Fees	0	6,025

	(402,542)	954,103	Detail

	0	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	0	540,539	Reported

Recognize deferred gain on 727 sale		540,539

	0	540,539	Detail

	0	0	Difference

ACCRUAL BASIS — 3

8. OTHER (ATTACH LIST)	6,169	1,309	Reported

Transfer in from Inc	5,819	1,309
Opening cash reconciling item — petty cash	350

	6,169	1,309	Detail

	0	0	Difference

25. OTHER (ATTACH LIST)	5,820	1,308	Reported

Federal Excise Tax payments	5,819	1,309
Misc balancing	1	(1)

	5,820	1,308	Detail

	0	0	Difference